2Q25 Earnings Presentation July 24, 2025 Exhibit 99.2

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “beyond”, “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs, any retaliatory actions, related market uncertainty, or other factors; debt default or rating downgrade; unanticipated loan delinquencies; loss of collateral; decreased service revenues; increased business disruptions or failures; reductions in employment; and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as legislation and policy changes under the U.S. presidential administration, geopolitical instabilities or events, natural and other disasters, including severe weather events, health emergencies, acts of terrorism, or other external events; the impact of any potential instability within the U.S. financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of the actual or perceived concerns regarding the soundness or creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including Federal Deposit Insurance Corporation insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policies, or enforcement priorities of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; damage verdicts, settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment related claims, and other matters; a prolonged downturn and contraction in the economy, as well as an unexpected decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with the level of loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology-related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; increased competitive challenges, including our ability to stay current with rapid technological changes in the financial services industry; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of the OCC heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2024. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

2Q 2025 Financial Highlights 2Q25 1Q25 2Q24 2Q25 1Q25 2Q24 Net Income ($mm) $133.2 $106.1 $70.4 $134.4 $106.1 $71.6 Return on Average Assets Annualized 0.86% 0.69% 0.46% 0.87% 0.69% 0.47% Efficiency Ratio (Non-GAAP) -- -- -- 55.2% 55.9% 59.6% Diluted Earnings Per Share $0.22 $0.18 $0.13 $0.23 $0.18 $0.13 Pre-Provision Net Revenue 2 ($mm) $210.9 $201.8 $175.4 $221.7 $211.1 $182.9 PPNR / Average Assets 2 Annualized 1.36% 1.31% 1.14% 1.43% 1.37% 1.19% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue (“PPNR”) equals net interest income plus total non-interest income less total non-interest expense.  Strong adjusted pre-provision net revenue momentum (+5% quarter-over-quarter, +21% year-over-year) reflecting net interest income expansion, fee income growth, and expense control.  Loan loss provision continues to decline in-line with our expectations supporting further profitability normalization.  We remain focused on our key strategic imperatives: 1) grow core deposits, 2) further diversify our loan portfolio, and 3) drive sustainable fee revenue. 3

9.55% 10.82% 10.80% 10.85% ~11% 6/30/24 12/31/24 3/31/25 6/30/25 12/31/25 est. Maintaining Balance Sheet Strength 4 ACL / Loans 1.06% ~1.17% 1.22% 1.20% 1.20% - 1.25% 6/30/24 12/31/24 3/31/25 6/30/25 12/31/25 est. Loans / Deposits 100.4% 97.5% 97.4% 97.4% <97% 6/30/24 12/31/24 3/31/25 6/30/25 12/31/25 est. CET 1 / RWA 1 Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non- farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate. CRE / TRBC 1 442% 362% 353% 349% <350% 6/30/24 12/31/24 3/31/25 6/30/25 12/31/25 est.

Profitability Continues to Trend Positively 5 Net Interest Margin (FTE, %) Adj. PPNR / Avg. Assets (%) 1 Adj. Return on Avg. Assets (%) 1 Adj. Return on Avg. Tangible Shareholders Equity (%) 1 2.84% 2.92% 2.96% 3.01% 3.00% >3.10%3.10% 2Q24 4Q24 1Q25 2Q25 2025 est. range 4Q25 est. 1.19% 1.31% 1.37% 1.43% 1.35% >1.50%1.50% 2Q24 4Q24 1Q25 2Q25 2025 est. range 4Q25 est. 0.47% 0.48% 0.69% 0.87% 0.80% >1.00%1.00% 2Q24 4Q24 1Q25 2Q25 2025 est. range 4Q25 est. 6.1% 5.8% 7.8% 9.7% 9.0% >11.0%11.0% 2Q24 4Q24 1Q25 2Q25 2025 est. range 4Q25 est. 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

2025 Guidance Update

Metric	2025 Expectations as of 3/31/2025	Updated Guidance Range
Gross Loan Growth	Low end of 3% - 5% range based on 12/31/24 of $48.8bn	~3% growth
Net Interest Income	Low end of 9% - 12% growth range based on 2024 of $1,629mm	8% - 10% growth
Adj. Non-Interest Income	Midpoint of 6% - 10% growth range based on 2024 of $227mm [1]	6% - 10% growth
Adj. Non-Interest Expense	Low-to-mid of 3% - 5% growth range based on 2024 of $1,076mm [1, 2]	2% - 4% growth
Tax Rate	Midpoint of 23% - 25% range *(assumes ~$35mm of tax credit amortization in 2025)*	23% - 24%
Credit Expectations	Midpoint of $75mm - $125mm Annual NCO range Midpoint of $120mm - $160mm Annual Provision range	$100mm - $125mm ~$150mm

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Excludes tax credit amortization and other non-operating expenses.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

6

65 140 12/31/17 6/30/25 Commercial 51%51% 55% 40% 106% 91% VLYPeer Median Cumulative Dividends Post-2017 Reported TBV Growth Post-2017 +116% Shareholder Value Creation vs. Peers 1 Deposit Accounts (000s) Commercial Loan Diversity by Geography 2 Enhanced Funding Diversity by Geography 21% 48% 79% 52% 12/31/17 6/30/25 FL & Other NY & NJ 22% 56% 78% 44% 12/31/17 6/30/25 Northeast Branches Southeast Branches, Specialty & Other 440 546 12/31/17 6/30/25 Consumer +24% Driving Long-Term Value 1 VLY Reported Tangible Book Value (“TBV”) growth measured from 12/31/17 to 3/31/25. Peer Median Reported TBV Growth measured from 12/31/17 to 3/31/25. Cumulative dividends reflect dividends declared between 12/31/17 and 3/31/25 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2025. 2 Commercial loans include C&I and Commercial Real Estate, including Construction. Source: S&P Capital IQ Pro and company data. 7

Continued Direct Deposit Growth 24.7 26.4 26.1 11.1 11.6 11.7 14.3 11.9 12.9 $50.1 $50.0 $50.7 6/30/2024 3/31/2025 6/30/2025 Time Non-Interest Savings, NOW and money market 25% 23% 52% 23% 49% 22% 29% 3.18% 3.25% 2.94% 2.65% 2.67% 5.50% 5.43% 4.82% 4.50% 4.50% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Deposits Average Fed Funds (Upper) Deposits by Product ($bn) 24% 53% Avg. Fed Funds vs. Deposit Costs (%) Cumulative Beta (Current Cycle) 1Deposits by Customer Type ($bn) 82% 87% 13%18% 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit cost as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding. 8 58% 51% Rate Increase Cycle (4Q21-2Q24) Rate Decrease Cycle (2Q24-2Q25) 41.0 43.7 44.3 9.1 6.3 6.5 $50.1 $50.0 $50.7 6/30/2024 3/31/2025 6/30/2025 Direct Indirect 87% 13%

Traditional Branch Deposits $32.0 63% Specialized Deposits $12.3 24% Fully FDIC-Insured Indirect Customer $6.5 13% $50.7bn New Jersey $17.2 New York $5.1 Florida $8.4 Other $1.3 $32.0bn Total Deposit Breakdown ($bn) Traditional Branch Deposits 3 ($bn) Uninsured Deposits & Liquidity ($bn) $13.0 $1.2 $22.6 $23.8 Adjusted Uninsured Deposits Cash & Available Liquidity Cash on Balance Sheet High Quality Available Liquidity 2 Cash & Available Liquidity Stands at 1.8x Adjusted Uninsured Deposits 1 127 branches 20 branches 41 branches 42 branches Adjusted Uninsured Deposits 126% of deposits Nat'l Deposits, Cannabis & Online $4.0 International Corporate $1.1 Technology $1.9 Private Banking & Wealth $1.6 Other Commercial $3.8 $12.3bn Specialized Deposits by Business Line ($bn) 1 Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. 2 “High Quality Available Liquidity” includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. 3 Traditional Branch Deposits include Commercial (inclusive of $1.3bn of HOA deposits), Consumer and Government. Sums may not total due to rounding. All data as of 6/30/25. 9 Diversified Deposit Base

Core Deposit Growth & Diversification 2017 6/30/25 2025 & Beyond • $18bn of Total Deposits • 78% in Northeast Branches • 101% Loans / Deposits • $7bn Commercial Deposits • $85mm Total Deposits / Branch • $51bn of Total Deposits • 44% in Northeast Branches • 97% Loans / Deposits • $27bn Commercial Deposits • $221mm Total Deposits / Branch • Streamlined Deposit Account Opening • New Specialty Deposit Verticals: − International & Technology − Online Channel − National Deposits Group − Cannabis − International & U.S. Private Banking • Comprehensive Re-Brand • Enhanced Treasury Platform • Branch Modernization • New Markets / Geographies: − Westchester, NY − California − Chicago, IL − Staten Island, NY • Leveraging specialty deposit verticals • Penetrating commercial client base with treasury offering to drive deposit growth with specific focus on operating accounts • Replacing transactional CRE with relationships that contribute incremental funding • Continue to assess opportunities to further enhance our deposit base • Small Business Bundling • Consumer Platform • Online Offerings 10

Multifamily 17% Non Owner-Occupied CRE 24% Owner-Occupied CRE 12% C&I 22% Consumer 8% Residential R.E. 11% Construction 6% CRE 41% C&I 34% Other 25% 6/30/2025 Loan Composition 1 Loan Portfolio Detail Gross Loans ($bn) 1 Avg. Fed Funds vs. Loan Yields (%) Cumulative Loan Beta (Current Cycle) 2 1 CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. 2 Cumulative Loan Beta is measured as the change in Valley’s quarterly yield on loans as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Note: Sums may not total due to rounding.11 $48.7 $49.4 ( $0.4 ) $0.1 $0.7 $0.3 3/31/25 Other CRE & Const. Owner-Occ. CRE C&I Resi & Consumer 6/30/25 45% 29% Rate Increase Cycle (4Q21-2Q24) Rate Decrease Cycle (2Q24-2Q25) 6.17% 6.28% 6.04% 5.78% 5.88% 5.50% 5.43% 4.82% 4.50% 4.50% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Loans Average Fed Funds (Upper)

Proven C&I Growth Capabilities 4.7 5.4 2.2 0.4 2.7 4.3 4.8 6.9 5.8 8.8 9.2 9.9 10.9 '17 '18 '19 '20 '21 '22 '23 '24 6/30/25 Traditional C&I PPP ~19% C&I CAGR since 2017 New Jersey 19% New York 24% Florida 29% California 5% Other 23% North- east 43% South- east & Other 57% New Jersey 40% New York 34% Florida 14% California 2% Other 10% Northeast 74% Southeast & Other 26% 12 12/31/17 C&I Geographic Diversity 6/30/25 C&I Geographic Diversity C&I Loans ($bn)

• $18bn of Total Loans • $2.7bn C&I loans • 79% of Commercial Loans 1 in Northeast • C&I / Owner-Occ 24% of Loans • $49bn of Total Loans • $10.9bn C&I loans • 52% of Commercial Loans 1 in Northeast • C&I / Owner-Occ 34% of Loans Focused C&I Initiatives Supporting Growth • Capital Call Lines & Fund Finance • Syndications Group Providing Up-Market Opportunities • Asset-Based Lending • Equipment Finance • Healthcare (Owner-Occupied and C&I) • Chicago Middle Market • California Commercial Lending • Focusing new CRE Originations on Tier 1 Clients With Holistic Banking Relationship 2017 6/30/25 2025 & Beyond • Leverage existing product and service offerings including: Treasury Management, Syndications and Other Capital Markets Offerings • Ensure appropriate alignment of client coverage model and tailor service approach to client needs • Continue to assess additional C&I verticals • Opportunities to enhance lending teams and attract talent as a result of market disruption 13 1 Commercial loans include C&I and Commercial Real Estate, including Construction.

Net Interest Income ($mm) and Margin $403 $412 $424 $421 $434 2.84% 2.86% 2.92% 2.96% 3.01% 2Q24 3Q24 4Q24 1Q25 2Q25 Net Interest Income ($mm) NIM Net interest income increased approximately 3% sequentially as a result of NIM expansion and earning asset growth. NIM has expanded for the fifth consecutive quarter to 3.01%. Deposits continue to reprice faster (51% beta) than loans (29% beta). Continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible. Net Interest Income Commentary $4.2 $2.7 $1.8 $1.6 $5.2 4.43% 4.18% 4.18% 4.31% 4.25% 3Q25 4Q25 1Q26 2Q26 Beyond Maturing CDs and FHLB Borrowings Balance ($bn) Rate (%) Net Interest Income and Margin All metrics are presented on a fully tax equivalent basis. 14

Other $11.0 17% Wealth, Trust & Insurance $17.5 28% Capital Markets $9.8 16% Deposit Service Charges $14.7 23% BOLI $6.0 10% Loan Servicing $3.7 6% $62.6mm Non-Interest Income 15 Strong & Stable Non-Interest Income Streams ($mm) 58.3 62.6 2.8 0.5 2.0 (1.0) 59.1 1Q25 Capital Markets Loan Servicing Fees Deposit Service Charges Wealth & Trust 2Q25 2Q25 Non-Interest Income ($mm) 83 233 21 8 103 242 FY2017 2025 YTD Annualized Non Interest Income (ex. Gain on Sale of Loans) Gain on Sale of Loans CAGR ex. Gain on Sale of Loans: +15% 1 Reported Non-Interest Income and Adjusted Non-Interest Income were materially the same in both 1Q25 and 2Q25. 2 Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2025. Reported CAGR: +12% Peer 2 Median CAGR: +5% Non-Interest Income ($mm) 1

Drivers of Fee Income Momentum 16 • Continue to focus on sustainable fee income by offering a valuable and robust product suite to our commercial clients. • Organically leverage existing opportunities in capital markets, wealth management, insurance, and treasury management. 2017 2Q25 2025 & Beyond • Shift from Low-Quality and Irregular Revenue from Gain on Sale to High-Quality and Sustainable Revenue Streams • Enhanced Treasury Management Platform • F/X Platform • Syndications Group • Leveraged Insurance Platform • Additional Interest Rate and Cross-Currency Swap Capabilities • Broker / Dealer • Acquisition of Private Banking Business from BLUSA • Entered Tax Credit Advisory Business • $242mm of Annualized Non- Interest Income (12% CAGR) • $8mm Annualized Gain on Traditional Loan Sales • Gain on Sale Comprises 3% of Non-Interest Income • $103mm of Non-Interest Income • $21mm Gain on Traditional Loan Sales • Gain on Sale Comprises 20% of Non-Interest Income

270.0 267.3 273.3 277.5 276.6 284.1 2Q24 1Q25 2Q25 Reported Adjusted Non-Interest Expenses ($mm) Efficiency Ratio Trend 1 59.6% 55.9% 55.2% 2Q24 1Q25 2Q25 1.76% 1.74% 1.76% 2.27% 2.19% 2Q24 1Q25 2Q25 VLY Peer Median Adj. Ann. Non-Interest Expenses 1 / Avg. Assets Higher compensation costs reflect merit salary increases from late 1Q25 and elevated bonus accrual Consulting and professional fees normalized from 1Q25 levels Continue to focus on managing total expenses to maximize positive operating leverage Non-Interest Expense 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Peers include major exchange traded banks and thrifts with assets between $30 billion and $150 billion as of 3/31/2025. 17 1

Non-Accrual Loans / Total Loans 0.99% 1.03 % Accruing Past Due Loans / Total Loans Asset Quality & Reserve Trends 18 ACL / Total Loans 0.60% 0.60% 0.74% 0.71% 0.72% 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 0.15% 0.35% 0.20% 0.11% 0.40% 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 30-59 PD 60-89 PD 90+ PD 1.06% 1.14% 1.17% 1.22% 1.20% 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 37 43 98 42 38 82 75 107 63 38 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 Net Charge-Offs Loan Loss Provision Loan Loss Provision & Net Charge-Offs ($mm)

$8.87 $9.06 $9.10 $9.21 $9.35 $12.82 $13.00 $12.67 $12.76 $12.89 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 7.52% 7.68% 8.40% 8.61% 8.63% 10.86% 11.23% 11.90% 12.12% 12.08% 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 6/30/24 3/31/25 6/30/25 Q-o-Q change Y-o-Y change Tier 1 Leverage 8.19% 9.41% 9.49% 8 bps 130 bps Common Equity Tier 1 9.55% 10.80% 10.85% 5 bps 130 bps Tier 1 Risk-Based 9.98% 11.53% 11.57% 4 bps 159 bps Total Risk-Based 12.17% 13.91% 13.67% (24 bps) 150 bps 1 Equity & Capitalization 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 19

APPENDIX

Term Definition ACL Allowance for credit losses Bank Leumi USA Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022 BOLI Bank owned life insurance C&I Commercial & industrial CAGR Compound annual growth rate CECL Current expected credit loss model CET 1 Tier 1 common capital CRE Commercial real estate DSCR Debt service coverage ratio F/X Foreign exchange FDIC Federal Deposit Insurance Corporation FL FHLB FRB FRBNY Florida Federal Home Loan Banks Federal Reserve Bank Federal Reserve Bank of New York FTE Fully Tax Equivalent using a 21 percent federal tax rate GAAP U.S. Generally Accepted Accounting Principles HFS HHI Held for Sale Household income HOA Homeowners Association LIBOR London Interbank Offered Rate LTV Loan to value MSA Metropolitan statistical area NAICS North American Industry Classification System per the United States Census Bureau Term Definition NCOs Net charge-offs NDF Non-deliverable forward NIM NJ NY OTC PD Net Interest Margin New Jersey New York Over the counter Probability of Default PPNR RWA Pre-Provision Net Revenue Risk-weighted assets PPP Paycheck Protection Program S&P Standard & Poor's SF Square footage SOFR Secured Overnight Financing Rate TA Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix TBV Tangible Book Value TCE Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix TRBC Total risk-based capital Valley May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp’s subsidiaries, as the context requires (interchangeable with the “Company,” “we,” “our” and “us”). VC Venture capital VLY Refers to Valley as defined in this glossary Glossary of Defined Terms 21

Apartment & Residential 31% Retail 16% Mixed Use 10% Office 10% Healthcare Office 2% Industrial 11% Healthcare 10%Specialty & Other 10% CRE Detail as of 6/30/25 Portfolio by Property Type Portfolio by Geography Florida 28% New Jersey 20% Other 19% Other NYC Boroughs 16% Manhattan (Multifamily) 6% Manhattan (Other) 4% New York (ex. NYC) 7% Geography $bn Wtd. Avg. LTV 1 Wtd. Avg. DSCR 2 Florida / Alabama $7.4 60% 1.82x New Jersey $5.2 62% 1.64x Other NYC Boroughs $4.1 56% 1.45x Manhattan $2.6 40% (59% ex Co-Ops) 1.49x New York (ex. NYC) $1.9 54% 1.72x Other $4.8 65% 1.72x Total $26.0 58% 1.67x $26.0bn $26.0bn 1 LTV based on most recent appraisal, seasoned on average 2.5 years; 2 DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding. 22 Property Type $bn Wtd. Avg. LTV 1 Wtd. Avg. DSCR 2 Apartment & Resi $6.2 63% 1.36x Retail $4.2 61% 1.78x Industrial $2.8 60% 2.38x Healthcare $2.6 68% 1.54x Office $3.0 63% 1.85x Specialty & Other $2.8 55% 1.75x Mixed Use $2.5 62% 1.37x Co-Ops $1.9 12% 1.53x Total $26.0 58% 1.67x

0% of units 42% 1% - 20% of units 4% 21% - 50% of units 29% 51% - 99% of units 8% 100% of units 17% Co-Op $1.9 Non Co-Op $6.2 Multifamily Portfolio by Sub-Asset Class ($bn) Non Co-Op Multifamily by Geography ($bn) $8.1bn Geography Outstanding ($bn) Avg. Size ($mm) Wtd. Avg. LTV 1 Wtd. Avg. DSCR 2 New York (ex. Manhattan) $1.7 $6.2mm 68% 1.27x Other $1.6 $9.6mm 63% 1.30x New Jersey $1.2 $3.4mm 60% 1.57x Florida & Alabama $1.1 $3.8mm 60% 1.41x Manhattan $0.6 $7.3mm 62% 1.31x Total $6.2bn $6.2mm 63% 1.36x Florida & Alabama 18% New Jersey 19% Other 26% New York (ex. Manhattan) 27% Manhattan 10% $6.2bn New York City by % Rent Regulated Units $2.4bn Multifamily Portfolio Detail 1 LTV based on most recent appraisal, seasoned on average 2.5 years; 2 DSCR calculated based on most recent financial information, typically received at least annually. Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding. 23

Granular & Diverse Office Portfolio Multi Tenant w/ Anchor $0.2 7% Multi Tenant $1.7 57% Single Tenant $0.7 23% Healthcare Office $0.4 13% Office Portfolio by Tenancy $3.0bn Office Portfolio by Geography ($bn) Geography Outstanding ($bn) Avg. Size ($mm) Wtd. Avg. LTV 1 Wtd. Avg. DSCR 2 Florida & Alabama $1.1 $1.6mm 58% 2.08x New Jersey $0.9 $2.6mm 67% 1.60x New York (ex. Manhattan) $0.4 $3.6mm 59% 1.59x Manhattan $0.2 $5.9mm 67% 2.00x Other $0.4 $7.7mm 73% 2.00x Total $3.0bn $3.3mm 63% 1.85x ~23% of Office Portfolio is Owner-Occupied. Florida & Alabama $1.1 37% New Jersey $0.9 30% Other $0.4 13% New York (ex. Manhattan) $0.4 13% Manhattan $0.2 7% 1 LTV based on most recent appraisal, seasoned on average 2.5 years; 2 DSCR calculated based on most recent financial information, typically received at least annually. Note: Sums may be inconsistent due to rounding. 24 $3.0bn

Commercial Real Estate by Contractual Maturity ($mm) 1,652 582 680 570 618 669 2,703 2,996 3,215 2,149 10,129 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 2031 and Beyond Wtd. Avg. 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 2031+ LTV 2 65% 57% 60% 64% 57% 60% 60% 61% 64% 51% 55% DSCR 3 1.40x 1.46x 1.33x 1.43x 1.41x 1.60x 1.66x 1.55x 1.63x 1.77x 1.73x Borrower Contractual Rate 6.70% 6.25% 6.10% 5.28% 5.82% 4.55% 5.50% 5.93% 5.52% 5.61% 5.22% 1 Two loans totaling $12mm were moved to Non-Accrual; One loan for $4mm was modified; 2 LTV based on most recent appraisal, seasoned on average 2.5 years; 3 DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.25 Outcome for Maturing CRE Loans in 2Q25 $mm Retained $1,250mm Paid Off & Left $431mm Modified & Other 1 $16mm Total $1,697mm

$3,765 $3,797 $3,739 $3,711 $3,650 $3,574 $3,532 $3,545 $3,531 $1,237 $1,187 $1,297 $1,449 $2,212 $2,602 $3,370 $3,659 $3,896 $64 $67 $68 $71 $73 $77 $72 $74 $77 3.27% 3.14% 3.34% 3.43% 3.55% 3.77% 3.84% 3.95% 3.98% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 HTM AFS Equity & Trading Yield 12.0% $7,505 Securities Portfolio Detail ($mm) Securities as % of Total Assets $5,067 $5,051 $5,104 $5,231 $5,936 $6,253 $6,973 $7,278 8.3% 8.4% 8.6% 9.6% 10.1% 11.2%8.2% 11.8% 26

Non-GAAP Reconciliations to GAAP Financial Measures 27 June 30, March 31, December 31, June 30, ($ in thousands, except for share data) 2025 2025 2024 2024 Adjusted net income available to common shareholders (Non-GAAP): Net income, as reported (GAAP) $133,167 $106,058 $115,711 $70,424 Add: Loss on extinguishment of debt $922 — — — Add: FDIC Special assessment (a) — — — 1,363 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (b) — 11 3 4 Add: Restructuring charge (c) 800 — 1,085 334 Total non-GAAP adjustments to net income 1,722 11 (37,477) 1,701 Income tax adjustments related to non-GAAP adjustments (d) (474) (3) (2,520) (482) Net income, as adjusted (Non-GAAP) $134,415 $106,066 $75,714 $71,643 Dividends on preferred stock 6,948 6,955 7,025 4,108 Net income available to common shareholders, as adjusted (Non-GAAP) $127,467 $99,111 $68,689 $67,535 (a) Included in FDIC insurance expense. (b) Included in gains on securities transactions, net. (c) Represents severance expense related to workforce reductions within salary and employee benefits expense. (d) Calculated using the appropriate blended statutory tax rate for the applicable period. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $127,467 $99,111 $68,689 $67,535 Average number of shares outstanding 560,336,610 559,613,272 536,159,463 509,141,252 Basic earnings, as adjusted (Non-GAAP) $0.23 $0.18 $0.13 $0.13 Average number of diluted shares outstanding 562,312,330 563,305,525 540,087,600 510,338,502 Diluted earnings, as adjusted (Non-GAAP) $0.23 $0.18 $0.13 $0.13 Adjusted annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $134,415 $106,066 $75,714 $71,643 Average shareholders' equity 7,524,231 7,458,177 7,255,159 6,753,981 Less: Average goodwill and other intangible assets 1,987,381 1,994,061 2,000,574 2,016,766 Average tangible shareholders' equity 5,536,850 5,464,116 5,254,585 4,737,215 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 9.71% 7.76% 5.76% 6.05% Three Months Ended

Non-GAAP Reconciliations to GAAP Financial Measures 28 June 30, March 31, December 31, June 30, ($ in thousands) 2025 2025 2024 2024 Adjusted annualized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $134,415 $106,066 $75,714 $71,643 Average assets $62,106,945 $61,502,768 $62,865,338 $61,518,639 Annualized return on average assets, as adjusted (Non-GAAP) 0.87% 0.69% 0.48% 0.47% Adjusted annualized return on average shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $134,415 $106,066 $75,714 $71,643 Average shareholders' equity 7,524,231 7,458,177 7,255,159 6,753,981 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 7.15% 5.69% 4.17% 4.24% Annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as reported (GAAP) $133,167 $106,058 $115,711 $70,424 Average shareholders' equity 7,524,231 7,458,177 7,255,159 6,753,981 Less: Average goodwill and other intangible assets 1,987,381 1,994,061 2,000,574 2,016,766 Average tangible shareholders' equity 5,536,850 5,464,116 5,254,585 4,737,215 Annualized return on average tangible shareholders' equity (Non-GAAP): 9.62% 7.76% 8.81% 5.95% Efficiency ratio (Non-GAAP): Non-interest expense, as reported (GAAP) $284,122 $276,618 $278,582 $277,497 Less: Loss on extinguishment of debt (pre-tax) $922 — — Less: FDIC Special assessment (pre-tax) — — — 1,363 Less: Restructuring charge (pre-tax) 800 — 1,085 334 Less: Amortization of tax credit investments (pre-tax) 9,134 9,320 1,740 5,791 Non-interest expense, as adjusted (Non-GAAP) $273,266 $267,298 $275,757 $270,009 Net interest income, as reported (GAAP) 432,408 420,105 422,977 401,685 Non-interest income, as reported (GAAP) 62,604 58,294 51,202 51,213 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax) — 11 3 4 Non-interest income, as adjusted (Non-GAAP) 62,604 58,305 59,071 51,217 Gross operating income, as adjusted (Non-GAAP) 495,012 478,410 482,048 452,902 Efficiency ratio (Non-GAAP) 55.20% 55.87% 57.21% 59.62% Annualized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $432,408 $420,105 $422,977 $401,685 Non-interest income, as reported (GAAP) 62,604 58,294 51,202 51,213 Less: Non-interest expense, as reported (GAAP) 284,122 276,618 278,582 277,497 Pre-provision net revenue (GAAP) $210,890 $201,781 $195,597 $175,401 Average assets $62,106,945 $61,502,768 $62,865,338 $61,518,639 Annualized pre-provision net revenue / average assets (GAAP) 1.36% 1.31% 1.24% 1.14% Three Months Ended

Non-GAAP Reconciliations to GAAP Financial Measures 29 June 30, March 31, December 31, September 30, June 30, ($ in thousands, except for share data) 2025 2025 2024 2024 2024 Tangible book value per common share (Non-GAAP): Common shares outstanding 560,281,821 560,028,101 558,786,093 509,252,936 509,205,014 Shareholders' equity (GAAP) $7,575,421 $7,499,897 $7,435,127 $6,972,380 $6,737,737 Less: Preferred Stock 354,345 354,345 354,345 354,345 209,691 Less: Goodwill and other intangible assets 1,983,515 1,990,276 1,997,597 2,004,414 2,012,580 Tangible common shareholders' equity (Non-GAAP) $5,237,561 $5,155,276 $5,083,185 $4,613,621 $4,515,466 Tangible book value per common share (Non-GAAP): $9.35 $9.21 $9.10 $9.06 $8.87 Tangible common equity to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $5,237,561 $5,155,276 $5,083,185 $4,613,621 $4,515,466 Total assets (GAAP) 62,705,358 61,865,655 62,491,691 62,092,332 62,058,974 Less: Goodwill and other intangible assets 1,983,515 1,990,276 1,997,597 2,004,414 2,012,580 Tangible assets (Non-GAAP) 60,721,843 59,875,379 60,494,094 60,087,918 60,046,394 Tangible common equity to tangible assets (Non-GAAP) 8.63% 8.61% 8.40% 7.68% 7.52% As of June 30, March 31, December 31, June 30, ($ in thousands) 2025 2025 2024 2024 Annualized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $210,890 $201,781 $195,597 $175,401 Add: Loss on extinguishment of debt (pre-tax) $922 — — — Add: FDIC Special assessment (pre-tax) — — — 1,363 Add: Restructuring charge (pre-tax) 800 — 1,085 334 Add: Amortization of tax credit investments (pre-tax) 9,134 9,320 1,740 5,791 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax) — 11 3 4 Pre-provision net revenue, as adjusted (Non-GAAP) 221,746 211,112 206,291 182,893 Average assets $62,106,945 $61,502,768 $62,865,338 $61,518,639 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.43% 1.37% 1.31% 1.19% Three Months Ended Annualized non-interest expenses / average assets, as adjusted Non-interest expense, as adjusted (Non-GAAP) $273,266 $267,298 $275,757 $270,009 Average assets $62,106,945 $61,502,768 $62,865,338 $61,518,639 Annualized non-interest expenses / average assets, as adjusted 1.76% 1.74% 1.75% 1.76%

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